Exhibit 99.2

 Globalstar Enters Into Definitive Agreement  to be Acquired by Amazon  Accelerating a New Era of Global Direct-to-Device Connectivity  Transaction Announcement | April 14, 2026

 2  Key Transaction Terms  Key Transaction Terms  Stockholders are entitled to elect to receive, for each Globalstar share, either $90.00 in cash or 0.3210 shares of Amazon stock (in each case subject to adjustment)  The stock consideration is subject to adjustment if the 20-day VWAP of Amazon stock as of two trading days before closing exceeds $280.38, such that Globalstar stockholders electing stock consideration will receive shares of Amazon stock valued at a maximum of $90.00 per Globalstar share   The cash consideration is subject to proration if cash elections exceed 40% of total Globalstar shares  Aggregate consideration is subject to a downward adjustment of a maximum $110 million, if Globalstar does not achieve certain operational milestones  Transaction is intended to be a tax-free reorganization for U.S. federal income tax purposes  Board of Directors, Strategic Review Committee, and Special Committee unanimously approved the transaction  No separate stockholder vote is required — stockholders holding more than a majority of the voting power have approved the transaction via written consent  Implied equity value  ~$11bn  Globalstar common stockholders  Cash Consideration / Share  $90.00  Subject to proration if cash elections exceed 40% of total Globalstar shares  Stock Consideration / Share  0.3210x shares of Amazon stock  Subject to adjustment if pre-closing VWAP of Amazon stock exceeds $280.38

 3  Combining Global Spectrum Assets with Amazon Leo’s Vision and Capabilities  Globalstar’s globally harmonized spectrum portfolio — L/S-band, Band 53/n53, and C-band optionality — when combined with Amazon Leo’s capabilities, will enable higher-capacity, more spectrum-efficient direct-to-device services than legacy direct-to-cell systems.  Globally licensed spectrum  Accelerated D2D deployment  Continuing device partnership  Accelerates direct-to-device rollout across consumer, enterprise, IoT, and government segments — reaching areas where terrestrial deployment is cost-prohibitive or unreliable.  Amazon will continue to support iPhone and Apple Watch models currently using Globalstar’s existing and planned upcoming low Earth orbit satellite constellations being manufactured by MDA Space and collaborate with Apple on future satellite services using Amazon Leo’s expanded satellite network.  Combining Globalstar’s spectrum and established MSS capabilities with the pace and innovation of Leo and the scale and customer-obsession of Amazon will deliver continuous connectivity for consumer, enterprise, and government customers around the world.

 4  Transaction Timeline  Currently expected to close in 2027, subject to the satisfaction of customary closing conditions, including regulatory approvals  Receipt of stockholder approval (satisfied via delivery of the written consent)  Receipt of required regulatory approvals, including antitrust, foreign direct investment and telecommunications approvals  No law or order preventing, making illegal or enjoining the transaction  Signing  Definitive agreement executed  SEC Filings  Schedule 14C (Globalstar);Form S-4 registration statement (Amazon)  Regulatory Review  Antitrust, foreign direct investment and telecommunications approvals  Expected Close  2027  Key Closing Conditions  No material adverse effect on either party   An information statement about the transaction mailed to Globalstar stockholders and an Amazon SEC registration statement becoming effective  The achievement by Globalstar of certain HIBLEO-4 replacement satellite milestones

 5  Additional Information & Contacts  SEC Filings  Globalstar: Information statement (on Schedule 14C)  Amazon: Registration statement on Form S-4  Available at sec.gov and each company’s IR website when filed  Globalstar Advisors  Financial advisor: BDT & MSD Partners   Legal counsel: Skadden, Arps, Slate, Meagher & Flom LLP   Special committee financial advisor: Evercore L.L.C.   Special committee legal counsel: Wilson Sonsini Goodrich Rosati   Investor Contact  InvestorRelations@globalstar.com  Full announcement:https://www.businesswire.com/news/home/20260414237496/en/Amazon-to-Acquire-Globalstar-and-Expand-Amazon-Leo-Satellite-Network  www.globalstar.com

 Forward-Looking Statements  6  Cautionary Statement Regarding Forward-Looking Statements  This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transactions, including financial estimates and statements as to the expected timing, completion, and effects of the proposed transactions. These forward-looking statements are generally identified by the words “believe,” “project,” “might,” “could,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.   Any statements about Amazon.com, Inc.’s (“Amazon”), Globalstar, Inc.’s (“Globalstar”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transactions, are based on Amazon’s and Globalstar’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. There is no assurance that these future events will occur as anticipated or that our results, estimates, or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amazon’s and Globalstar’s control.   Important factors, risks, and uncertainties that could cause actual results to differ materially from such plans, estimates, or expectations include but are not limited to: (i) the ability to complete the proposed transactions on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed transactions; (ii) potential litigation relating to the proposed transactions, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transactions (such as the ability of certain customers of Globalstar to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amazon’s and/or Globalstar’s business, including current plans and operations, during the pendency, and following the completion of, the proposed transactions; (iv) the ability of Globalstar to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transactions; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (vii) legislative, regulatory, and economic developments; (viii) contractual provisions that may impact Amazon’s and/or Globalstar’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities, or public health issues, as well as management’s response to any of the aforementioned factors; (x) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in economies as a result of ongoing or future geopolitical conflicts and trade disputes; (xi) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transactions, including in circumstances requiring Globalstar to pay a termination fee to Amazon; (xii) fluctuations in Amazon’s and/or Globalstar’s stock price, including the risk that the price of Amazon’s common stock payable as merger consideration may decline prior to or following the completion of the proposed transactions or the risk that Globalstar’s stock price may decline if the proposed transactions are not consummated; (xiii) liabilities that are not known, probable, or estimable at this time or unexpected costs, charges, or expenses; (xiv) potential challenges in the development, production, delivery, support, and performance of satellite-based connectivity services and products, including with respect to the combined company’s commercial relationship with certain customers, as well as other current and prospective business relationships, after the completion of the proposed transactions; (xv) those risks and uncertainties found in Amazon’s and Globalstar’s respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Amazon’s and Globalstar’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvi) those risks that will be described in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC and available from the sources indicated below.  These risks, as well as other risks related to the proposed transactions, will be more fully discussed in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC in connection with the proposed transactions. There can be no assurance that the proposed transactions will be completed, or if completed, that they will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances, or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us or the transactions.  Important Additional Information and Where to Find It  This communication is being made in connection with the proposed transactions. Globalstar and Amazon plan to file relevant materials with the SEC, including, among other filings, a Globalstar information statement on Schedule 14C for its stockholders with respect to the proposed transactions (which definitive information statement will be mailed to stockholders of Globalstar) and an Amazon registration statement on Form S-4 in connection with the proposed issuance of shares of Amazon common stock pursuant to the proposed transactions, in which the information statement will be included as a prospectus (and which will be mailed to stockholders of Globalstar after the registration statement is declared effective by the SEC).   No Offer or Solicitation  This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.  INVESTORS AND STOCKHOLDERS OF GLOBALSTAR AND AMAZON ARE URGED TO READ THE INFORMATION STATEMENT AND REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.   This communication is not a substitute for the information statement, registration statement, or any other document that Globalstar or Amazon may file with the SEC and send to stockholders in connection with the proposed transactions. Investors and stockholders will be able to obtain free copies of the information statement and registration statement (when available), and other documents filed with the SEC by Globalstar or Amazon, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Globalstar will be available free of charge on Globalstar’s website at https://investors.globalstar.com/financial-information/sec-filings. Copies of the documents filed with the SEC by Amazon will be available free of charge on Amazon’s website at https://ir.aboutamazon.com/sec-filings.